UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 29, 2005

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis, Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2005, the Board of Directors of the Company adopted an amendment to the Company's 1988 Incentive Stock Plan, as previously amended (the "1988 Plan"), and directed the amendment be submitted to its stockholders for their approval. The amendment provided for an increase in the number of shares of the Company's common stock available under the 1988 Plan by 6,000,000. By actions of the Board of Directors on June 7, 2005 and the Executive Committee on June 10, 2005, the amendment was revised to reduce the increase in the number of shares from 6,000,000 to 2,800,000.

At the Company's annual meeting of stockholders on June 23, 2005, the Company's stockholders approved this amendment.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	June 29, 2005	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer